MANNING & NAPIER FUND, INC.

(the “Fund”)

Real Estate Series – Class I, S, W and Z

(the “Series”)

Supplement dated September 10, 2019 to the Statement of Additional Information for the Series dated March 1, 2019,

as supplemented June 4, 2019 and August 30, 2019 (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective October 1, 2019 (the “Effective Date”), Michael J. Magiera, CFA® will no longer serve as a member of the Real Estate Series’ portfolio management team. Accordingly, as of the Effective Date, the SAI is hereby supplemented and revised as follows:

The information relating to Mr. Magiera in the first table in the “Portfolio Managers” section of the SAI is hereby deleted and replaced by the following:

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI*	Aggregate Dollar Range of Equity Securities Beneficially Owned By the Portfolio Manager in All Manning & Napier Fund Series*
Michael J. Magiera, CFA, Senior Analyst/Managing Director of Equity Income Group	Member of Equity Income Series and Income Series Portfolio Management Teams	Core Bond Series – between $10,001 and $50,000 Equity Income Series – between $100,001 – $500,000 Real Estate Series – between $100,001 and $500,000 Income Series – between $500,001 and $1,000,000	Over $1,000,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN 12.31 SAI Supp 9.10.19

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